UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-18292	54-2152284
(Commission File Number)	(IRS Employer Identification No.)

1117 Perimeter Center West, Suite N415	30338
Atlanta, Georgia	(Zip Code)
(principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2008, the registrant filed a Current Report on Form 8-K with respect to the commencement of cases (the “Chapter 11 Cases”) by the registrant and one of its subsidiaries, Crochet & Borel Services, Inc. under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  The Chapter 11 Cases were commenced in the Bankruptcy Court on February 14, 2008, under Case Nos. 08-10289 and 08-10290.

In connection with the Chapter 11 Cases, the registrant has filed with the Bankruptcy Court the following:

•	Statements of Financial Affairs of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 15, 2008, Case No. 08-10289.

•	Schedules of Assets and Liabilities of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 15, 2008, Case No. 08-10289.

•	Corporate Monthly Operating Report of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 21, 2008, Case No. 08-10289.

Copies of all of the above-described filings are attached hereto as exhibits to this Current Report.

Item 7.01	Regulation FD Disclosure.

See Item 2.02, above.

Item 8.01	Other Events.

See Item 2.02, above.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Statements of Financial Affairs of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 15, 2008, Case No. 08-10289.
10.2	Schedules of Assets and Liabilities of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 15, 2008, Case No. 08-10289.
10.3	Corporate Monthly Operating Report of Charys Holding Company, Inc., filed with the United States Bankruptcy Court, District of Delaware, on April 21, 2008, Case No. 08-10289.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008		CHARYS HOLDING COMPANY, INC.

	By	/s/ Michael Oyster
Michael Oyster, Chief Executive Officer